Exhibit 10.11

[CONFIDENTIAL TREATMENT REQUESTED] /*/ INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONTRACT WORK AUTHORIZATION (Form 2) NO. 1

for

AGENCY PROCUREMENTS

Between

ACUSPHERE, INC. (“ACUSPHERE/OWNER”)

and

PARSONS COMMERCIAL TECHNOLOGY INC. (“PARSONS”)

All work authorized by Acusphere and performed by Parsons in accordance with this Contract Work Authorization shall be governed by the “Terms and Conditions for Engineering, Procurement and Construction Management Services between Acusphere, Inc. and Parsons Commercial Technology Group Inc.” (the EPCM), Effective date July 2, 2004.

CONTRACT WORK AUTHORIZATION NO. 1

(Form 2)

 FOR

AGENCY PROCUREMENTS

THIS Contract Work Authorization for the placement of agency procurements is executed November          , 2004 and made effective retroactively to the 6th day of July, 2004 between ACUSPHERE, INC., with principal offices at 500 Arsenal Street, Watertown, Massachusetts 02472 (“Acusphere/Owner”) and PARSONS COMMERCIAL TECHNOLOGY GROUP INC. (“PARSONS”), with principal offices for this project located at 150 Federal Street, Boston, Massachusetts 02110.

This Contract Work Authorization, the scope of which is defined below, is intended to cover agency procurements by Parsons for Acusphere from July 6, 2004 through December 10, 2004.

It is understood and agreed that this Contract Work Authorization for procurements (Form 2) shall only be used to cover the actual approved cost of purchase orders and other forms of awards Parsons places with outside vendors/contractors/ leasing companies, etc. as an Agent for Acusphere.

The time charged by Parsons for agency procurement services shall be authorized by a Contract Work Authorization form for “Engineering and Construction Management Services” (Form 1).

It is also understood and agreed that the Contract Work Authorization forms for “Engineering and Construction Management Services” (Form 1) shall be used to cover the actual approved cost of subcontracts placed with outside subcontractors on a non-agency basis by Parsons, as well as the time charged by Parsons for its subcontracting activities.

IN CONSIDERATION of the covenants hereinafter set forth, the parties hereto mutually agree as follows:

ARTICLE I            SCOPE OF SERVICES

1.1                                 Description of Services

Parsons shall, as an agent to Acusphere,  procure required equipment (hereinafter referred to as the “agency procurements “) in connection with Owner’s aseptic pharmaceutical manufacturing facility located at 890 East Street, Tewksbury, Massachusetts (the “Facilities”) as specifically set forth and described in Exhibit 1, which is attached hereto and made a part hereof

ARTICLE II                                 ESTIMATED COST OF AGENCY PROCUREMENTS

Previous total estimated cost up through and including Contract Work Authorization (Form 2) Number 0	$0

Estimated increase based on Contract Work Authorization (Form 2) Number 1	$3,928,787.44

Note: The amounts shown on Authorization No. 1 for Agency Purchase Orders shall be paid by Acusphere to vendors directly and will not flow thru Parsons books. This amount includes Agency Purchase Orders issued, under prior purchase authorization, after July 6, 2004 but before the execution date of this Contract Work Authorization (Form 2) Number 1. Such Agency Purchase Orders are described in Exhibit 1 hereto.

Revised total estimated cost up through this Contract Work Authorization (Form 2) Number 1	$3,928,787.44

ARTICLE III                             TERMS AND CONDITIONS

THE PARTIES ACKNOWLEDGE AND AGREE THE TERMS AND CONDITIONS OF THIS AGREEMENT HAVE BEEN FREELY, FAIRLY AND THOROUGHLY NEGOTIATED. FURTHER, THE PARTIES ACKNOWLEDGE AND AGREE SUCH TERMS AND CONDITIONS, INCLUDING BUT NOT LIMITED TO THOSE RELATING TO WAIVERS, ALLOCATIONS OF, RELEASES FROM, INDEMNITES AGAINST AND LIMITATIONS OF LIABILITY, WHICH MAY REQUIRE CONSPICUOUS IDENTIFICATION, HAVE NOT BEEN SO IDENTIFIED BY MUTUAL AGREEMENT AND THE PARTIES HAVE ACTUAL KNOWLEDGE OF THE INTENT AND EFFECT OF SUCH TERMS AND CONDITIONS. EACH PARTY ACKNOWLEDGES THAT IN EXECUTING THIS AGREEMENT IT RELIED SOLELY ON ITS OWN JUDGEMENT, BELIEF, AND KNOWLEDGE, AND SUCH ADVICE AS IT MAY HAVE RECEIVED FROM ITS OWN COUNSEL, AND IT HAS NOT BEEN INFLUENCED BY ANY REPRESENTATION OR STATEMENTS MADE BY ANY OTHER PARTY OR SUCH OTHER PARTY’S COUNSEL. NO PROVISION IN THIS AGREEMENT IS TO BE INTERPRETED FOR OR AGAINST ANY PARTY BECAUSE THAT PARTY OR ITS COUNSEL DRAFTED SUCH PROVISION.

  All services provided by Parsons for Acusphere in Items 1 through 7 above shall be governed by the terms and conditions of the EPCM in place of the Technical Services Agreement signed by Process Facilities Inc. and Acusphere, Inc. dated April 12, 2004, which is retroactively superseded and replaced.

ARTICLE IV                             SCHEDULE

It is estimated that the agency procurements covered by this Contract Work Release shall be scheduled for delivery as noted on the agency purchase orders and other forms of agency agreements.

All other terms and conditions for the Contract for Engineering, Procurement and Construction Manager Services, as previously amended by Contract Work Authorization Numbers 0 through 0 remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Contract Work Authorization, document as of the date and year first above written.

ACUSPHERE, INC. (“ACUSPHERE”)	PARSONS COMMERCIAL TECHNOLOGY GROUP INC. (“PARSONS”)

By:	By:

Title	Title

EXHIBIT 1

Targeted Equipment Commitments

through December 10, 2004

A.                                   Purchase Orders placed, Item, Vendor and P.O. number:

1.                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/

2.                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/

3.                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/

4.                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/

5.                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/

6.                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/

7.                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/

A.                                   Total approved funding for Items 1 thru 7 above = $1,561,787.44

Remaining projected purchase order commitments scheduled through December 10, 2004 taken from the schedule entitled Estimated Commitments Equipment Through December 10, 2004, Revision 2, dated October 27, 2004.

Description			Spec. Number	Amount

[CONFIDENTIAL TREATMENT REQUESTED] /*/			[CONFIDENTIAL TREATMENT REQUESTED] /*/	[CONFIDENTIAL TREATMENT REQUESTED] /*/

B.	PROJECTED TOTALS			$2,367,000

Subtotal Item A	=	$1,561,787.44
Subtotal Item B	=	$2,367,000.00
Total Estimated Value A & B	=	$3,928,787.44